UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2018

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Restatement of Charter

On July 24, 2018, the Company’s Board of Directors approved the restatement of the Company’s Charter. The restatement was filed with the Tennessee Secretary of State on July 25, 2018 and was effective immediately upon filing.

The restatement integrated into a single Charter document various technical amendments which were approved by the shareholders at the annual meeting on April 24, 2018 and filed with the Tennessee Secretary of State shortly afterward.

The Restated Charter document is filed herewith as Exhibit 3.1.

Amendment of Bylaws

On July 24, 2018, the Company’s Board of Directors amended several sections of the Company’s Bylaws. The amendments are effective immediately.

The amendments modernized, updated, and clarified the Bylaws in a number of technical areas. Specifically: the language of section 2.1 was modernized; section 3.5 now allows one-director committees to be formed, consistent with current Tennessee law and the modernization of the Company’s Charter approved by shareholders at the 2018 annual meeting; section 3.10 was updated and now makes clear that each board committee may revise its meeting calendar; the old reference in section 3.11 to committee “chairperson” was changed to “chair”, and the notice provisions for special board meetings were updated and simplified; officer committees under section 4.23 may consist of a single officer, consistent with section 3.5, and the language regarding committees consisting of both officers and directors was updated; an out of date (2009) reference in section 7.1 was deleted; and section 9.2 now makes clear that, in an emergency, publication by the Company of certain director meeting notices may be done using a wide range of communication methods.

The Bylaws document, as amended and restated, is filed herewith as Exhibit 3.2.

ITEM 9.01.	Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
3.1	Restated Charter of First Horizon National Corporation
3.2	Bylaws of First Horizon National Corporation, as amended and restated effective July 24, 2018

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: July 25, 2018	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel, and Corporate Secretary